Earnings per share (Tables)	3 Months Ended
Jan. 31, 2023
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Summary of Earnings Per Share

$ millions, except number of shares and per share amounts, for the three months ended	2023 Jan. 31	2022 Oct. 31	2022 Jan. 31
Basic earnings per share (1)
Net income attributable to equity shareholders	$423	$1,178	$1,864
Less: Preferred share dividends and distributions on other equity instruments	72	37	41
Net income attributable to common shareholders	$351	$1,141	$1,823
Weighted-average common shares outstanding (thousands)	906,770	905,120	901,870
Basic earnings per share	$0.39	$1.26	$2.02
Diluted earnings per share (1)
Net income attributable to common shareholders	$351	$1,141	$1,823
Weighted-average common shares outstanding (thousands)	906,770	905,120	901,870
Add: Stock options potentially exercisable (2) (thousands)	711	1,182	2,839
Add: Equity-settled consideration (thousands)	244	231	323
Weighted-average diluted common shares outstanding (thousands)	907,725	906,533	905,032
Diluted earnings per share	$0.39	$1.26	$2.01
(1)
On April 7, 2022, CIBC shareholders approved a
two-for-one
share split (Share Split) of CIBC’s issued and outstanding common shares. Each shareholder of record at the close of business on May 6, 2022 (Record Date) received one additional share on May 13, 2022 (Payment Date) for every one share held on the Record Date. All common share numbers and per common share amounts have been adjusted to reflect the Share Split as if it was retroactively applied to the beginning of 2022.

(2)
Excludes average options outstanding of 3,576,586 (October 31, 2022: 2,397,160; January 31, 2022: nil) with a weighted-average exercise price of $66.74 (October 31, 2022: $70.05; January 31, 2022: nil) for the quarter ended January 31, 2023, as the options’ exercise prices were greater than the average market price of CIBC’s common shares.